Exhibit 99.1

Ouster Announces Results for Third Quarter 2025

Strong performance on record shipments of over 7,200 sensors

Achieves eleventh straight quarter of revenue growth

SAN FRANCISCO, CA – [November 4, 2025 at 4:10 PM ET] – Ouster, Inc. (Nasdaq: OUST) (“Ouster” or the “Company”), a global leader in high-performance lidar sensors and intelligent software solutions that bring Physical AI to life across the automotive, industrial, robotics, and smart infrastructure sectors, announced today financial results for the three months ended September 30, 2025.

Third Quarter 2025 Highlights:

•	$39.5 million in revenue, up 41% year over year and 13% sequentially;

•	GAAP gross margin of 42%, up 400bps year over year and down 300bps sequentially;

•	Net loss of $22 million, an improvement of $4 million year over year and down $1 million sequentially;

•	Non-GAAP gross margin[1] of 47%, up 300bps year over year and down 400bps sequentially;

•	Adjusted EBITDA[1] loss of $10 million, flat year over year and a decline of $4 million sequentially;

•	Cash, cash equivalents, restricted cash, and short-term investments of $247 million as of September 30, 2025.

“Our outstanding third quarter results were driven by shipments of a record 7,200 sensors, including significant deployments in smart infrastructure. We delivered Physical AI solutions powered by digital lidar to support our customers’ efforts to increase operating efficiency and improve safety,” said Ouster CEO Angus Pacala. “We remain focused on developing our next generation of products, driving more software-attached sales, and progressing on our path to profitability.”

Revenue

Ouster delivered quarterly revenue of $39.5 million, an increase of 41% year over year and 13% sequentially. Demand was primarily driven by customers in the smart infrastructure, robotics, and industrial verticals, for use cases in yard logistics, retail analytics, warehouse automation, last mile delivery, and mapping. The Company shipped over 7,200 sensors for revenue, a new quarterly record.

Gross Margin

GAAP gross margin was 42%, compared with 38% in the third quarter of 2024 and 45% in the second quarter of 2025. Continued positive improvements and efficiencies in operations lifted profitability year over year. Non-GAAP gross margin increased to 47%, compared with 45% in the third quarter of 2024 and 52% in the second quarter of 2025. Non-GAAP gross margin excludes the impact of stock-based compensation expenses and certain other items outside of ordinary operations.

Fourth Quarter 2025 Outlook

For the fourth quarter of 2025, Ouster expects to achieve $39.5 million to $42.5 million in revenue.

[1]

Adjusted EBITDA loss and non-GAAP gross margin are non-GAAP financial measures. See Non-GAAP Financial Measures for additional information and reconciliations of these measures to their respective most directly comparable financial measures calculated in accordance with U.S. GAAP.

Upcoming Investor Events

Ouster management will participate in the following upcoming investor events:

•	Northland Growth Conference – December 16, 2025 (Virtual)

Conference Call Information

Ouster will host a conference call and live webcast for analysts and investors at 5:00 p.m. ET today, November 4, 2025 to discuss its financial results and business outlook.

Interested parties may listen to a live webcast of the conference call. Registration for the webcast can be completed by visiting the following website: https://edge.media-server.com/mmc/p/dbktre6z. The webcast will be available for replay for at least 30 days after the conference call on Ouster’s investor website at https://investors.ouster.com/.

About Ouster

Ouster (Nasdaq: OUST) is a global leader in high-performance lidar sensors and intelligent software solutions that bring Physical AI to life across the automotive, industrial, robotics, and smart infrastructure sectors. Ouster’s technology delivers performance, reliability, and affordability to accelerate the adoption of autonomous systems at scale and drive meaningful improvements in safety, efficiency, and sustainability. Ouster is headquartered in San Francisco, CA, with offices in the Americas, Europe, and Asia-Pacific. For more information about our products, visit www.ouster.com, contact our sales team, or connect with us on X or LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations of management that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements, other than statements of historical fact, including statements regarding our future financial results and financial condition, our strategy, our market positioning, development of and demand for our products, progress against our priorities, and future investor conference attendance, are forward-looking statements, all constitute forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, but not limited to, risks related to Ouster’s limited operating history and history of losses; the substantial research and development costs needed to develop and commercialize new products; Ouster’s limited sales history and the ability to maintain confidence in the Company’s long-term business prospect among customers in target markets; fluctuations in its operating results; its ability to maintain competitive average selling prices, high sales volumes and reduce product costs; competition in Ouster’s industry; the negotiating power and product standards of its customers; the adoption of its products and the growth of the lidar market generally; product quality and liability risks; Ouster’s future capital needs and ability to secure additional capital on favorable terms or at all; market acceptance of lidar and Ouster’s forecasts for market growth; Ouster’s ability to manage growth, including growing the sales and marketing organization; risks related to international operations, including international manufacturing; cancellation or postponement of contracts or unsuccessful implementations; the Company’s ability to manage its inventory; credit risk of customers; Ouster’s ability to use tax attributes; Ouster’s dependence on key third party suppliers, in particular Benchmark Electronics, Inc., Fabrinet, and other suppliers; supply chain constraints and challenges; conditions in the industries the Company targets or the global economy; Ouster’s ability to recruit and retain key personnel; its ability to complete or achieve the anticipated benefits of new acquisitions or investments; changes to trade policy, tariffs, and import/export regulations may have a material adverse effect on Ouster’s business, financial condition and results of operations; risks related to the use of AI tools by us and others; Ouster’s ability to adequately protect and enforce its intellectual property rights; legal and regulatory risks; risks related to operating as a public company; and other important factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and updated by the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, once filed, and as may be further updated from time to time in the Company’s other filings with the SEC. Readers are urged to consider these factors carefully and in the totality of the circumstances when evaluating these forward-looking statements, and not to place undue reliance on any of them. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this press release. While Ouster may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, other than as may be required by law, even if subsequent events cause its views to change.

In addition, see information below concerning non-GAAP financial measures.

Non-GAAP Financial Measures

In addition to its results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), Ouster believes the non-GAAP measures of Non-GAAP Gross Profit, Non-GAAP Gross Margin and Adjusted EBITDA are useful in evaluating its operating performance. Ouster calculates Non-GAAP Gross Profit as gross profit (loss) excluding amortization of acquired intangibles, certain excess and obsolete expenses and losses on firm purchase commitments, and stock-based compensation expense. Non-GAAP Gross Margin is calculated as Non-GAAP Gross Profit divided by revenues. Adjusted EBITDA is calculated as net loss excluding interest expense (income), net, other (income) expense, net, stock-based compensation expense, provision for (benefit from) income taxes, certain excess and obsolete expenses and loss on firm purchase commitments, amortization of acquired intangibles, depreciation expense, certain litigation expenses, gain on lease termination and other items. Ouster believes that Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance and may be helpful in comparison with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Adjusted EBITDA is also used by the Board and management as a performance metric for compensation purposes. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures are included at the end of this press release.

OUSTER, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$87,126	$45,542
Restricted cash, current	805	722
Short-term investments	157,392	126,480
Accounts receivable, net	24,781	17,941
Inventory	16,513	16,417
Prepaid expenses and other current assets	18,631	12,750

Total current assets	305,248	219,852
Property and equipment, net	12,864	10,164
Operating lease right-of-use assets	11,182	14,308
Unbilled receivable, non-current portion	6,103	10,133
Intangible assets, net	14,450	17,830
Restricted cash, non-current	1,835	1,835
Other non-current assets	2,090	2,026

Total assets	$353,772	$276,148

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,370	$6,288
Accrued and other current liabilities	40,742	30,591
Contract liabilities, current	29,189	34,351
Operating lease liability, current portion	7,488	7,196

Total current liabilities	93,789	78,426
Operating lease liability, non-current portion	8,411	13,054
Contract liabilities, non-current portion	3,326	2,538
Other non-current liabilities	804	1,219

Total liabilities	106,330	95,237

Commitments and contingencies
Stockholders’ equity:
Common stock	48	47
Additional paid-in capital	1,225,309	1,094,938
Accumulated deficit	(977,433)	(913,071)
Accumulated other comprehensive (loss) income	(482)	(1,003)

Total stockholders’ equity	247,442	180,911

Total liabilities and stockholders’ equity	$353,772	$276,148

OUSTER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(unaudited)

(in thousands, except share and per share data)

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2025	2024	2025	2025	2024
Revenue	$39,525	$28,075	$35,049	$107,206	$81,009
Cost of product	22,866	17,321	19,207	61,222	53,732

Gross profit	16,659	10,754	15,842	45,984	27,277
Operating expenses:
Research and development	17,777	15,127	17,147	49,909	43,365
Sales and marketing	7,441	7,197	6,978	20,842	20,807
General and administrative	15,692	15,938	18,539	50,136	41,684

Total operating expenses	40,910	38,262	42,664	120,887	105,856

Loss from operations	(24,251)	(27,508)	(26,822)	(74,903)	(78,579)
Other income (expense):
Interest income	2,414	2,149	2,620	6,739	7,051
Interest expense	—	(342)	—	—	(1,823)
Other income, net	176	74	(26)	453	260

Total other income, net	2,590	1,881	2,594	7,192	5,488

Loss before income taxes	(21,661)	(25,627)	(24,228)	(67,711)	(73,091)
Provision for (benefit from) income taxes	72	(37)	(3,616)	(3,349)	217

Net loss	$(21,733)	$(25,590)	$(20,612)	$(64,362)	$(73,308)

Other comprehensive income (loss)
Changes in unrealized gain (loss) on available-for-sale securities	109	298	(70)	$85	$(206)
Foreign currency translation adjustments	(45)	335	401	436	(130)

Total comprehensive loss	$(21,669)	$(24,957)	$(20,281)	$(63,841)	$(73,644)

Net loss per common share, basic and diluted	$(0.37)	$(0.54)	$(0.38)	$(1.17)	$(1.62)

Weighted-average shares used to compute basic and diluted net loss per share	57,976,375	47,684,363	54,466,143	54,997,009	45,287,763

OUSTER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(64,362)	$(73,308)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,707	7,843
Loss on write-off and disposal of property and equipment and right-of-use asset impairment	106	468
Gain on lease termination	(65)	—
Stock-based compensation	33,553	31,618
Reduction of revenue related to stock warrant issued to customer	2,054	861
Amortization of right-of-use asset	3,868	3,606
Accretion or amortization on short-term investments	(2,400)	(4,239)
Change in fair value of warrant liabilities	(8)	(191)
(Recovery) provision for inventory write-down	(551)	756
Provision (recovery) of doubtful accounts	120	(894)
Realized gain on available for sale securities	(4)	(275)
Changes in operating assets and liabilities:
Accounts receivable	(2,930)	412
Inventory	455	3,851
Prepaid expenses and other assets	(5,943)	22,499
Accounts payable	9,216	2,338
Accrued and other liabilities	6,056	(29,466)
Contract liabilities	(4,374)	7,625
Operating lease liability	(5,028)	(4,637)

Net cash used in operating activities	(24,530)	(31,133)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	—	668
Purchases of property and equipment	(3,143)	(2,307)
Purchase of short-term investments	(118,424)	(85,585)
Proceeds from sales of short-term investments	90,000	122,082

Net cash (used in) provided by investing activities	(31,567)	34,858

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from ESPP purchase	980	781
Proceeds from exercise of stock options	83	170
Payments received (remitted) to fund employees tax obligation for vested RSUs	2,440	—
Repayment of borrowings	—	(43,975)
Proceeds from the issuance of common stock under at-the-market offering, net of commissions and fees	94,057	33,792
At-the-market offering costs for the issuance of common stock	(232)	(202)

Net cash provided by (used in) financing activities	97,328	(9,434)

Effect of exchange rates on cash and cash equivalents	436	(206)

Net increase (decrease) in cash, cash equivalents and restricted cash	41,667	(5,915)
Cash, cash equivalents and restricted cash at beginning of period	48,099	52,634

Cash, cash equivalents and restricted cash at end of period	$89,766	$46,719

OUSTER, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(unaudited)

(in thousands)

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2025	2024	2025	2025	2024
GAAP net loss	$(21,733)	$(25,590)	$(20,612)	$(64,362)	$(73,308)
Interest income, net	(2,414)	(1,807)	(2,620)	(6,739)	(5,228)
Other (income) expense, net	(176)	(74)	26	(453)	(260)
Stock-based compensation expense(1)	11,829	11,519	13,226	33,553	31,618
Provision for (benefit from) income taxes	72	(37)	(3,616)	(3,349)	217
Excess and obsolete expenses and loss on firm purchase commitments	—	—	—	—	572
Amortization of acquired intangibles(2)	1,134	1,759	1,127	3,380	5,174
Depreciation expense(2)	919	687	732	2,326	2,579
Litigation expenses(3)	652	4,221	6,234	12,680	7,153
Gain on lease termination	—	—	—	(65)	—
Other items	—	(513)	—	—	(627)

Adjusted EBITDA	$(9,716)	$(9,835)	$(5,503)	$(23,029)	$(32,110)

(1) Includes stock-based compensation expense as follows:
	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2025	2024	2025	2025	2024
Cost of revenue	1,618	1,345	1,799	$4,553	$3,468
Research and development	5,583	5,241	6,303	16,191	14,079
Sales and marketing	1,285	1,308	1,733	4,124	4,200
General and administrative	3,343	3,625	3,391	8,685	9,871

Total stock-based compensation	$11,829	$11,519	$13,226	$33,553	$31,618

(2) Includes depreciation and amortization expense as follows:
	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2025	2024	2025	2025	2024
Cost of revenue	$1,086	$971	$942	$2,952	$3,070
Research and development	718	634	678	2,038	2,016
Sales and marketing	177	250	174	523	747
General and administrative	72	591	65	194	1,920

Total depreciation and amortization expense	$2,053	$2,446	$1,859	$5,707	$7,753

(3)  Represents litigation costs consisting primarily of legal fees and the estimated and actual costs to resolve the outstanding litigation cases offset by the estimated amounts recoverable and recovered under insurance, indemnity and contribution agreements for such costs.

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2025	2024	2025	2025	2024
Gross profit on GAAP basis	$16,659	$10,754	$15,842	$45,984	$27,277
Stock-based compensation	1,618	1,345	1,799	4,553	3,468
Amortization of acquired intangible assets	467	467	461	1,385	1,302
Excess and obsolete expenses and loss on firm purchase commitments	—	—	—	—	572

Gross profit on non-GAAP basis	$18,744	$12,566	$18,102	$51,922	$32,619

Gross margin on GAAP basis	42%	38%	45%	43%	34%
Gross margin on non-GAAP basis	47%	45%	52%	48%	40%

Contacts

For Investors

investors@ouster.io

For Media

press@ouster.io

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